Consolidated Statements of Operations - USD ($)	3 Months Ended
	Sep. 30, 2020	Sep. 30, 2019
Revenue
Mobile	$ 14,196	$ 12,227
Total revenue	14,196	12,227
Operating expenses
Cost of revenue	9,625	6,122
Selling, general and administrative	52,547	87,463
Research and development	5,623	(3,676)
Total operating expenses	67,795	89,909
Income (loss) from operations	(53,599)	(77,682)
Other income (expense):
Gain on disposition of assets	131	216,901
Other expense	9,526	(162)
Interest income , net	82	3,094
Total other income	$ (43,760)	$ 142,151
Net income	$ (63,987)	$ 162,295
Basic and diluted income per share	$ (0.080)	$ 0.020
Weighted average number of shares outstanding	8,136,348	8,136,348